SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2004

Nara Bancorp, Inc.
(Exact name of registrant as specified in its charter)

000-50245
(Commission File Number)

Delaware	95-4849715
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3701 Wilshire Boulevard Suite 220 Los Angeles, California 90010
(Address of principal executive offices, with zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers.

(b)                                 On October 15, 2004, Mr. Steve Kim, a member of the Board of Directors of Nara Bancorp, Inc. (the “Company”), notified the Company that , effective immediately, he was resigning from the Board of Directors for personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.,
(Registrant)

Date:	October 15, 2004	By:	/s/ Timothy Chang
Timothy Chang
Chief Financial Officer